 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 25, 2012

WARWICK VALLEY TELEPHONE COMPANY

(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-11174	14-1160510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

47 MAIN STREET, WARWICK, NEW YORK		10990
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (845) 986-8080

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The slides information presented at the Annual Meeting of Shareholders on April 25, 2012 are furnished as Exhibit 99.1 to the report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Slides presented at the Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY

Dated: April 25, 2012	By:	/s/ Duane W. Albro
Name: Duane W. Albro Title: President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Slide presented at Annual Shareholders Meeting on April 25, 2012.